SCUDDER
                                                                     INVESTMENTS


 Supplement to the Currently Effective Prospectuses of each of the Listed Funds:

Cash Management Fund                     Cash Management Fund
 Investment                                Institutional

Treasury Money Fund                      Treasury Money Fund
 Investment                                Institutional

NY Tax Free Money Fund                   Daily Assets Fund
 Investment                                Institutional

Tax Free Money Fund                      Money Market Fund
 Investment                                Investment
--------------------------------------------------------------------------------

The following information is added to each fund's prospectus under the heading "Buying and Selling Fund Shares":

If you are investing through securities dealers or financial advisors, check the materials you received from them because particular dealers, advisors or other intermediaries may adopt policies, procedures or limitations that are beyond those described by the Fund. Please note that securities dealers or financial advisors may charge fees separate from those charged by the Fund and may be compensated by the Fund through the Shareholder Service Agent for the services they provide to their clients.












               Please Retain This Supplement for Future Reference




August 24, 2004